UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2007
Commission file number: 001-15933
BLUE VALLEY BAN CORP
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation or organization)	48-1070996 (I.R.S. Employer Identification No.)

11935 Riley Overland Park, Kansas (Address of principal executive offices)	66225-6128 (Zip Code)
Registrant’s telephone number, including area code: (913) 338-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securitis Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (12 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))

Items 2.02 and 7.01 Regulation FD Disclosure and Results of Operation and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
Press Release

Items 2.02 and 7.01 Regulation FD Disclosure and Results of Operation and Financial Condition
The Registrant’s press release dated April 27, 2007, announcing financial results for its fiscal first quarter period ended March 31, 2007 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) EXHIBITS
          99.1 Press Release Dated April 27, 2007.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Valley Ban Corp
Date: April 27, 2007	By:	/s/ Mark A. Fortino
Mark A. Fortino,
Chief Financial Officer